NEW PATH TACTICAL ALLOCATION FUND

A series of Managed Portfolio Series

Supplement dated January 12, 2015
to the Prospectus dated February 28, 2014

On December 23, 2014, the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) approved a Plan of Liquidation (the “Plan”), pursuant to which the New Path Tactical Allocation Fund (the “Fund”), a series of the Trust, would be liquidating its assets on the “Liquidation Date.”

Consistent with the Board’s approval of the Plan, including shareholder notification requirements, the Fund’s Liquidation Date will be January 13, 2015.

If the Fund has not received your redemption request or other instruction prior to January 13, 2015, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of January 13, 2015, subject to any required withholdings.

Please retain this Supplement with your Prospectus for reference.